Exhibit 99.2 Johnson Controls Acquisition of York International Investor Presentation August 25, 2005

Forward-looking statements Johnson Controls has made forward-looking statements in this document pertaining to the planned acquisition of York by Johnson Controls, Inc. that are based on preliminary data and are subject to risks and uncertainties. Such statements include expected synergies, pro- forma and expected sales. Forward-looking statements include information concerning possible or assumed future risks and may include words such as "believes," "forecasts," "expects," "outlook" or similar expressions. For those statements, the companies caution that numerous important factors, such a approval by York shareholders of the transaction, regulatory approvals, achievement of growth and cost synergies, potential disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers, the strength of the U.S. or other economies, cancellation of commercial contracts, other risks attendant to the respective businesses of Johnson Controls and York, including those factors discussed in Johnson Controls' Form 8-K (dated October 26, 2004) and York's SEC filings, could cause actual results to differ materially from those expressed in any forward-looking statement made by, or on behalf of, the companies.

John M. Barth Johnson Controls Chairman and Chief Executive Officer Speakers C. David Myers York International President and Chief Executive Officer R. Bruce McDonald Johnson Controls Vice President and Chief Financial Officer Stephen A. Roell Johnson Controls Vice Chairman and Executive Vice President

A new chapter in our success story Johnson Controls to acquire York International -- the largest independent supplier to the global heating/cooling market Acquisition provides New technology New customers Expanded access to growing geographic markets Large installed base which yields a huge service opportunity Logical extension of Johnson Controls HVAC expertise

Strategic rationale Increases the rate of our future organic sales growth in the buildings market Bundle controls/HVAC&R equipment Doubles our service network Enlarges our addressable market A growing, $200 billion global building environments industry Even higher growth rates, especially in service and emerging markets Generates meaningful synergies Johnson Controls and York are highly complementary

Transaction overview Johnson Controls will acquire York for $56.50 per share Transaction value of approximately $3.2 billion (including debt) All cash transaction York's Board of Directors has unanimously recommended that York shareholders vote in favor of the transaction Transaction expected to close in December 2005, subject to customary regulatory approvals and York shareholder approval

Financial performance Column 1 Column 2 Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 1995 30 1996 35 1997 40 1998 45 1999 55 2000 60 2001 65 2002 70 2003 80 2004 95 Sales 30 consecutive years of dividend increases Column 1 Column 2 Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 1995 20 1996 30 1997 30 1998 45 1999 55 2000 60 2001 62 2002 75 2003 85 2004 100 Net Income 2004: 58th Consecutive increase 2004: 14th Consecutive increase 13% organic CAGR 18% CAGR 16% Johnson Controls

Acquisition philosophy Sales synergies to accelerate growth Cost synergies Capital utilization Footprint rationalization Increased purchasing power Efficiency improvements Global Best Business Practices (BBP) Six Sigma/Lean manufacturing Process technologies At Johnson Controls... Acquisition integration... Acquisitions are not considered growth, rather as a platform for incremental growth Strategic rationale New technology New customers New geographic markets Help achieve ROIC target (15-16%) Successful acquisition history All three businesses All major world regions York transaction Consistent with Johnson Controls philosophy Integration plan underway Excited about opportunity

Overview of Johnson Controls - Controls business Business description 2005 Sales (est.) by line of business 2005 Sales (est.) by geography The Controls Group is a major worldwide supplier of installed control systems and technical and facility management services The Controls Group engineers, manufactures and installs control systems that automate a building's heating, ventilating and air conditioning, as well as lighting, security and fire safety equipment (installed base of over 10,000 customers) Technical services includes the operation, scheduled maintenance and repair of building equipment such as control systems, chillers and boilers (approximately 15,000 customers worldwide) The Facility Management team provides on-site staff for complete facility operations and general building maintenance and services Controls Group products and services are represented in over 45 countries with over 330 sales and services offices and 5 manufacturing plants 2005E Revenue: $5.9 billion 2005E Operating income: $310 million* 31,300 employees North America 0.58 Europe 0.33 ROW 0.09 Slice 6 Slice 7 Slice 8 Slice 9 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16 ROW 9% Facility Management 0.34 Systems Installation 0.48 Technical Services 0.18 Manufacturing 0.08 Commercial Real Estate 0.06 Other 0.25 Slice 9 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16 Systems Installation 48% Technical Services 18% Facility Management 34% *see GAAP reconciliation in appendix

Overview of York International *Source: First Call consensus estimates Business description York is a global leader in heating, ventilating, air- conditioning and refrigeration products and services The company is organized into three divisions: Global Applied, Unitary Products Group, and Bristol compressors York designs, manufactures, sells, and services chillers, air handlers, compressors, and other products for commercial and residential use, as well as for the food, chemical, and petroleum industries Brand names include: York sells its products in more than 125 countries Headquartered in York, PA, the company has a total of 26 manufacturing facilities in nine countries 2005E Revenue: $4.9 billion* 2005E Operating income: $185 million* 24,000 employees 2005 year-to-date revenue breakout Equipment 73 Services 27 Slice 6 Slice 7 Slice 8 Slice 9 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16 Equipment 73% Services 27% 2005 (est.) sales by geography Americas 0.48 EMEA 0.36 RoW 0.15 Slice 6 Slice 7 Slice 8 Slice 9 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16 RoW 15%

Powerful combination The combination of Johnson Controls and York will produce a number of important benefits: Competing in a larger, and growing, $200 billion global market Increases capability for even faster growing service market Improves global reach Complementary capabilities that enable supplying products and services to each other's customers

Global building environments market Global market growth of 4-5% Equipment 2-3%, services 5-6% Higher growth in China, Latin America, Middle East, and Central Europe Trend toward integration of controls and mechanical equipment $200 billion global market HVAC / Mechanical services 44 HVAC / Mecahnical equipment & installation 17 Security 20 HVAC controls 12 Fire 7 Slice 9 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16 HVAC / Mechanical services 44% HVAC controls 12% Security 20% Fire 7% Equipment 35 Parts and Services 65 Systems installation 15 Slice 7 Slice 8 Slice 9 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16 Installed systems and equipment 35% Technical services 65% HVAC / Mechanical equipment and installation 17% York products JCI products Air-cooled chiller Chiller Screw compressor Air-handler unit

Service opportunity $130 billion global market Rapidly growing markets Both Johnson Controls and York services revenue up double digits in 2005 year-to-date Highly fragmented No competitor has more than 5% of the global building services market Stable recurring revenues Strong margins "Local" leadership vital Leverage scale in delivery system, technical knowledge, purchasing, etc. Technical services for... HVAC mechanical equipment: maintain/repair/replace HVAC control systems Security systems Fire systems Lighting systems

Improves Johnson Controls global reach Combined revenues* York McQuay 0.07 Slice 6 Slice 7 Slice 8 Slice 9 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16 More than 500 sales/service offices Serving more than 125 countries Expanded presence China Central Europe South America Middle East Johnson Controls and York N.A. 0.53 EMEA 0.38 RoW 0.09 York 0.12 McQuay 0.07 Slice 6 Slice 7 Slice 8 Slice 9 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16 R0W 9% EMEA 38% Americas 53% *JCI controls segment and York

Highly complementary capabilities Product Design Manufacturing & Distribution Installation & Service Mechanical (HVAC&R) service capability Controls fire, and service capability Service delivery system Supply chain benefit to customers HVAC&R equipment design capability Controls design capability Bundled HVAC&R/Controls system Capability to factory-mount controls Local distribution networks JCI Capabilities York Combined Some Complete None

Transaction summary (Including assumption of debt) *2005 First Call consensus estimates

Financing strategy Initially finance with $2.8 billion in commercial paper Issue term debt to replace acquisition-related commercial paper issuance Well distributed maturity profile Fixed/floating target ratio of 50/50 Blended all-in interest rate of approximately 5.25% Strong cash flows will enable us to quickly achieve financial ratios to levels consistent with current A/A2 ratings

Synergies from the transaction Total synergies of over $275 Million by 2008

Financial targets Fiscal 2006 guidance will be provided on October 11, 2005 Acquisition of York will help us reach our long-term targets Sales growth >10% Earnings growth 10 to 15% ROIC 15 to 16% Debt / cap 35 to 40%

Johnson Controls and York Creates unique and strong position in global building environments industry -- $11 billion in sales Leverages Johnson Controls manufacturing expertise Provides end-to-end capabilities to enhance service growth Proven integration process resulting in meaningful cost and revenue synergies Strong management team Similar cultures and commitment to customer satisfaction

Conrols 0.32 Automotive 0.593 Batteries 0.08 York 0.12 McQuay 0.07 Slice 6 Slice 7 Slice 8 Slice 9 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16 Controls 0.23 Automotive 0.53 Batteries 0.24 McQuay 0.07 Slice 6 Slice 7 Slice 8 Slice 9 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16 Controls 0.32 Automotive 0.47 Batteries 0.21 McQuay 0.07 Slice 6 Slice 7 Slice 8 Slice 9 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16 Controls 0.206 Automotive 0.694 Batteries 0.099 York 0.12 McQuay 0.07 Slice 6 Slice 7 Slice 8 Slice 9 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16 Improves balance of Johnson Controls businesses Johnson Controls* Combined Johnson Controls Combined Controls 21% Automotive 69% Controls/HVAC 32% Automotive 59% 2005E Operating income (pro forma) 2005E Sales (pro forma) Batteries 10% Batteries 9% Controls 23% Automotive 53% Batteries 24% Controls/HVAC 32% Automotive 47% Batteries 21% *Johnson Controls 2005 Operating Income excludes restructuring costs of $51.3 million for the Controls Group, $141.9 million for the Seating & Interiors Group, and $16.8 million for the Battery Group.

An even stronger, more diversified Johnson Controls " New " Controls Battery Seating/Interiors Market leadership in three businesses Customer focus Systems integration and services Innovation Operational excellence Global Financial strength to support growth strategies for each business Benefiting customers, employees, suppliers and shareholders

Appendix GAAP reconciliation Controls 2005 Estimate Reconciliation Group ($ in millions) GAAP Operating Income Nine Months Ended June 30, 2005 $128 Restructuring Costs 51 Estimated Fourth Quarter Operating Income 131 2005 Estimated Non-GAAP Operating Income $310